American Century Variable Portfolios, Inc. American Century Variable Portfolios II, Inc. Prospectus Supplement
VP Income & Growth Fund ■ VP Large Company Value Fund ■ VP Inflation Protection Fund Supplement dated August 1, 2017 ■ Prospectuses dated May 1, 2017

The following section is added after the Frequent Trading Practices in the prospectuses.
Small Distributions and Uncashed Distribution Checks
Generally, dividends and distributions cannot be paid by check for an amount less than $50. Any such amount will be automatically reinvested in additional shares. The fund reserves the right to reinvest any dividend or distribution amount you elect to receive by check if your check is returned as undeliverable or if you do not cash your check within six months. Interest will not accrue on the amount of your uncashed check. We will reinvest your check into your account at the NAV on the day of reinvestment. When reinvested, those amounts are subject to the risk of loss like any other fund investment. We also reserve the right to change your election to receive dividends and distributions in cash after a check is returned undeliverable or uncashed for the six month period, and we may automatically reinvest all future dividends and distributions at the NAV on the date of the payment.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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